INVENTORIES (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
INVENTORIES [Abstract]
INVENTORIES
NOTE 5.	INVENTORIES

Inventories are summarized as follows:

(In thousands)	March 31, 2015	December 31, 2014

Packaged discs	$8,738	$9,580
Packaging materials	1,234	1,309
Other merchandise (1)	2,036	2,140
Inventories, net	$12,008	$13,029

(1)	Other merchandise primarily consists of gifts, jewelry, and home accents purchased from third parties.

During the three months ended March 31, 2015 and 2014, we reduced our inventories by $715,000 and $670,000, respectively, associated with adjustments for lower of cost or market valuation, shrinkage, and excess and obsolescence.  These charges are included in cost of sales as manufacturing and fulfillment cost.

NOTE 6.	INVENTORIES

Inventories are summarized as follows:

(In thousands)	December 31,
	2014	2013

Packaged discs	$9,580	$11,340
Packaging materials	1,309	1,873
Other merchandise (1)	2,140	2,376
Inventories	$13,029	$15,589

(1)	Other merchandise consists of third-party products, primarily gifts, jewelry, and home accents.

For each reporting period, we review the value of inventories on hand to estimate the recoverability through future sales.  Values in excess of anticipated future sales are booked as obsolescence reserve.  Our obsolescence reserve was $11.1 million and $6.5 million as of December 31, 2014 and 2013, respectively.

During the years ended December 31, 2014 and 2013, we incurred impairment charges associated with our inventories due to adjustments for lower of cost or market valuation, shrinkage, and excess and obsolescence of $2.4 million and $6.5 million, respectively.  During the second quarter of 2013, we recorded an inventory impairment charge of $3.3 million resulting from the early termination arrangement with a content supplier. The impairment charge reflected the shortened sell-off period ending March 2014.